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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               __________________

                                   FORM 8-K/A
                               __________________

                                AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 30, 1999
                                                         ---------------

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                               FLIR Systems, Inc.
             (Exact name of Registrant as specified in its charter)

Oregon                                                 0-21918                               93-0708501
(State or other jurisdiction of                (Commission File Number)                     (I.R.S. Employer
incorporation or organization)                                                            Identification No.)

16505 S.W. 72nd Avenue, Portland, Oregon                                                         97224
      (Address of principal executive offices)                                                 (Zip Code)

                                 (503) 684-3731
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

On March 30, 1999, FLIR Systems, Inc. (the "Company") acquired all of the outstanding capital stock of Inframetrics, Inc. ("Inframetrics") as a result of the merger of a wholly-owned subsidiary of the Company with and into Inframetrics (the "Merger"). The Company reported the Merger on a Form 8-K dated March 30, 1999 and filed on April 14, 1999. At the time of the filing, the Company determined that the inclusion of the financial statements and pro forma financial information required by Item 7 of Form 8-K was impracticable. This amendment to Form 8-K includes the financial statements and pro forma financial information required by Item 7 of the Form 8-K.

  a.  Financial Statements of Business Acquired
      -----------------------------------------

  The following consolidated financial statements of Inframetrics, Inc. and Subsidiaries, the business acquired, are attached hereto as Exhibit 99.1:

      Report of Independent Auditors
      Consolidated Balance Sheets
      Consolidated Statements of Operations
      Consolidated Statements of Stockholders' Equity (Deficit)
      Consolidated Statements of Cash Flows
      Notes to the Consolidated Financial Statements

b.    Pro Forma Financial Statements
      ------------------------------

The following unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2:

      Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31,
      1998
      Unaudited Pro Forma Condensed Combined Statement of Operations for the
        Year Ended December 31, 1998
      Unaudited Pro Forma Condensed Combined Statement of Operations for the
        Year Ended December 31, 1997
      Unaudited Pro Forma Condensed Combined Statement of Operations for the
        Year Ended December 31, 1996
      Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

c.    Exhibits
      --------

       Exhibit No.                       Description
      ----------------    ----------------------------------------

           2.1 Merger Agreement dated as of March 19, 1999 by and among FLIR Systems, Inc., Inframetrics, Inc., Irabu Acquisition Corporation and the Shareholders of Inframetrics, Inc. (Incorporated by reference to Current Report on Form 8-K filed on April 14, 1999)
          10.1 Shareholders Agreement dated as of March 19, 1999 by and among FLIR Systems, Inc., Inframetrics, Inc., and the Shareholders of Inframetrics, Inc. (Incorporated by reference to Current Report on Form 8-K filed on April 14, 1999)
          23.0            Consent of Ernst & Young LLP
          99.1 Audited consolidated financial statements of Inframetrics, Inc. and Subsidiaries, the acquired business
          99.2 Unaudited pro forma condensed combined financial statements of the Company

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FLIR SYSTEMS, INC.


Date    June 14, 1999                   /s/  J. Mark Samper
      ---------------------             ----------------------------------
                                        J. Mark Samper
                                        Vice President of Finance and
                                        Chief Financial Officer
                                        (Principal Accounting and Financial
                                        Officer and Duly Authorized Officer)

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